Exhibit 10.39

AMENDMENT NUMBER TWO

TO THE CELLU PARENT CORPORATION

2006 STOCK OPTION AND RESTRICTED STOCK PLAN

Pursuant to Section 9 of the Cellu Parent Corporation (“Corporation”) 2006 Stock Option and Restricted Stock Plan (“Plan”), the Corporation hereby adopts this Amendment Number Two to evidence the action of the Board of Directors of the Corporation approving the following amendment to the Plan:

§ 1

By adding a new Section 12, IPO Vesting and Put Right, to read as follows:

Effective upon the consummation of the initial public offering of the common stock of Cellu Tissue Holdings, Inc. (“CT”) as described in the Registration Statement on Form S-1 (No. 333-162543) (the “Registration Statement”) filed with the Securities and Exchange Commission on October 16, 2009, as amended from time to time (the “IPO”), (1) each Participant listed on Exhibit A to this Amendment (“Exhibit A Participant”) shall (upon consummation of the IPO) be deemed to have satisfied in full any performance-based vesting condition (but not any time-based vesting conditions not otherwise satisfied as of the consummation of the IPO) for the Stock Options listed for such Exhibit A Participant on Exhibit A, (2) each Participant listed on Exhibit B to this Amendment (“Exhibit B Participant”) and Stan Trevisan shall be eligible to exercise any Stock Options that are vested on or prior to the consummation of the IPO (“Vested Options”) pursuant to the terms of the applicable Stock Option agreement using the cashless exercise program approved by the Administrator for this purpose, (3) each Exhibit B Participant who exercises his or her Vested Options during the three business days following the distribution completion date of the IPO as defined under Regulation M (which shall be determined by CT) (such period, the “Put Period”)

will have the right at the time of such exercise to put to CT the shares of stock transferable upon such exercise (the “Transferable Shares”) (less any shares applied to satisfy the exercise price or any applicable tax withholding) subject to the terms and conditions of this Section 12, (4) this right to put the Transferable Shares to CT (the “Put Right”) shall be effected at the initial public offering price per share set forth on the cover of the final prospectus forming part of the Registration Statement (“IPO Price”) and shall be limited to the percentage of the Transferable Shares that is equal to the percentage of the total number of shares of CT common stock held by Weston Presidio (following the conversion of any shares of the Corporation in connection with the IPO) that Weston Presidio sells in the IPO on the initial closing date of the IPO, (5) for any Exhibit B Participant who elects to exercise his or her Vested Options using the cashless exercise program and to exercise the Put Right, the shares applied to satisfy the exercise price (and to satisfy any applicable tax withholding) will be treated as having a fair market value equal to the IPO Price. The Administrator shall have the power to establish such procedures as the Administrator deems appropriate to effect this Section 12. If the IPO is not consummated, this Section 12 shall be null and void ab initio.

§ 2

Except as otherwise expressly amended by this Amendment, all the provisions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Amendment Number Two to be executed by its duly authorized officer as of this ____ day of _________, 2009.

CELLU PARENT CORPORATION

By:

Title:

2

Exhibit A

Participants Vested in Performance Based Options

Name of Option Holder	APF Performance Option Grant Date	Unvested APF Performance Options Subject to Full Vesting
1. Bambi Gorman	4/13/09	71
2. Stan Trevisan	4/13/09	104
3. D’Arcy Schnekenburger	4/13/09	156
4. Eddie Litton	4/13/09	83
5. Gregory P. Destiche	4/13/09	65
6. Gregory McNulty	4/13/09	71
7. Katherine Hendricks	4/13/09	32
8. Laura Luhm	4/13/09	187
9. Michael Roache	4/13/09	52
10. A. Michael Barsevich	4/13/09	71
11. Anthony Sanders	4/13/09	52

Exhibit B

Participants Eligible for Put Right

A. Michael Barsevich

Umberto DeCal

Gregory P. Destiche

Christopher R. Fiedler

Kevin M. French

Maria Lana Graham

Bambi Gorman

Katherine Hendricks

Eddie Litton

Laura Luhm

John McGrath

Gregory McNulty

Stephen Michalko

Michael Roache

Anthony Sanders

Keith Schenk

D’Arcy Schnekenburger

Deborah Swenson